Related party transactions (Details) - USD ($) $ in Thousands		3 Months Ended
		Nov. 30, 2022	Nov. 30, 2021
IfrsStatementLineItems [Line Items]
Key Management		$ 1,173	$ 1,379
Share based payments		800	1,000
Key management personnel of entity or parent [member]
IfrsStatementLineItems [Line Items]
Key Management	[1]	459	399
Share based payments		$ 714	$ 980

[1]	Remuneration includes salaries and benefits for certain key management personnel and director fees. Certain members of the board of directors have employment or service contracts with the Company. Directors are entitled to director fees and share based payments for their services and officers are entitled to cash remuneration and share based payments for their employment services.